UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2005

Instinet Group Incorporated

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(Exact Name of Registrant as Specified in Charter)

Delaware 000-32717 13-4134098

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3 Times Square, New York, New York 10036

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Registrant's telephone number, including area code: 212-310-9500

Not Applicable

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 1, 2005, Instinet Group Incorporated ("Instinet Group") filed a Current Report on Form 8-K to report its acquisition of Bridge Trading Company ("Bridge") from its parent, Reuters Group PLC ("Reuters"). In connection with this transaction, Instinet Group also announced that there will be historical impairment charges. At the time of the original 8-K filing, Instinet Group had not yet been able to determine an estimate of the amount or range of amounts of the impairment charges. The purpose of this amendment to the Form 8-K filed on March 1, 2005 is to disclose the estimate of the amount or range of amounts of the impairment charges.

ITEM 2.06. Material Impairments.

In connection with Instinet Group's acquisition of Bridge, there will be historical impairment charges due to the common control nature of the transaction, as well as the classification of Bridge as a separate reporting unit within Instinet Group under Statement of Financial Accounting Standards (SFAS) 142. Under SFAS 141 which governs business combinations, the character of the transaction will be reported as a change in reporting entity which will result in a transfer of the historical carrying amounts of Bridge's assets and liabilities to Instinet Group and will require a retroactive restatement of Instinet Group's historical combined financial statements.

On March 14, 2005, Instinet Group completed its historical impairment testing of the Bridge goodwill and determined the estimate of impairment charges. In performing its impairment testing, Instinet Group prepared historical impairment calculations for each fiscal year-end period from 2001 (the year Reuters acquired Bridge) through 2004 as required by SFAS 142. Instinet Group has assumed that Bridge is a separate reporting unit for these annual impairment tests. Based upon this assumption, Instinet Group estimates non-cash impairment charges of approximately $38 million of the Bridge goodwill will be recorded for the years 2001 through 2004. Instinet Group's analysis indicates that goodwill impairment will be approximately $13 million in 2001, $0 in 2002, $0 in 2003 and $25 million in 2004. Instinet Group does not anticipate that there will be additional goodwill impairment on the date of the closing of the acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

INSTINET GROUP INCORPORATED

Registrant

Date: March 16, 2005

_/s/ Edward J. Nicoll_

Edward J. Nicoll

Chief Executive Officer